EX-99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. for the quarter ended March 31, 2003, I, Jim Dodrill, President, Chief Executive Officer and Chief Financial Officer of Centurion Gold Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-QSB for the quarter ended March
        31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-
        QSB for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Centurion Gold Holdings, Inc.

May 20, 2003


               By:/s/Jim Dodrill
                  ---------------
                     Jim Dodrill
                     President, Chief Executive Officer and Chief
                     Financial Officer


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